         -----------------------------------------------------------------
                                     MORGAN STANLEY
                                      DEAN WITTER
                                     ASIA-PACIFIC
                                      FUND, INC.
         -----------------------------------------------------------------





                                THIRD QUARTER REPORT
                                 SEPTEMBER 30, 2000
                             MORGAN STANLEY DEAN WITTER
                             INVESTMENT MANAGEMENT INC.
                                INVESTMENT ADVISER




MORGAN STANLEY DEAN WITTER ASIA-PACIFIC FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

--------------------------------------------------------------------------------
LEGAL COUNSEL

Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
----------

For the nine months ended September 30, 2000, the Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -15.19% compared to -19.72% for its benchmark (described below). For the period from the Fund's commencement of operations on August 2, 1994 through September 30, 2000, the Fund's total return, based on net asset value per share, was 8.96% compared with -17.99% for the benchmark. The benchmark for the Fund is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan and All-Country Asia-Pacific Free ex-Japan, with each index weighted equally. On September 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $9 7/16, representing a 26.8% discount to the net asset value per share.

ASIA EX-JAPAN

The third quarter saw a severe downturn in most Asian markets. An uncertain global growth environment, escalating oil prices, political uncertainties and earnings downgrades from leading U.S. technology companies caused a big sell off in Asian stocks. Inflationary risks and U.S. interest rate risks that were prominent in the first half of the year receded as the U.S. economy slowed down, but fears of an earnings risk from collapsing demand increased substantially.

The Korean market suffered a number of setbacks in the third quarter and was among the worst performing markets in the region. The withdrawal of Ford Motors from its bid to take over Daewoo Motors was seen as a major negative to corporate restructuring. Restructuring in Korea on the financial and corporate fronts has made progress over the last two years but this has been painfully slow, partly because the big gains seen in equity markets in 1999 had induced a degree of complacency. However, with the recent collapse in asset prices, government and corporates now have no other choice but to continue to push ahead and implement reform. It is likely that Korean restructuring will regain momentum in the next six months. The government made a firm commitment recently to address systemic risk in the financial system that would result in a consolidation of the banking sector. As a result, we increased our weighting in the highly undervalued Korean banks. The re-rating for the Korean market should happen only gradually as the credit allocation process improves, and when return on equity reaches higher levels relative to historical averages.

China continued to generate a stream of positive economic data. Retail sales, contracted foreign direct investment, real estate prices and exports were all on an uptrend through the third quarter. Export growth, largely a function of global demand, seemed to be peaking. China laid out the road-map for significant financial sector reforms and is likely to open up the A-share market to foreign investors over a two-year time frame. After the successful listings of Petrochina and China Unicom, we expect to see another sizable offering from Sinopec in the oil-refining sector. China continues to push forward the restructuring theme of privatizing state assets to improve allocation efficiency. We continue to maintain a positive bias towards China equities as the subset of investable companies continues to expand. China looks set to join the WTO, and its entry should ensure continued reform and liberalization.

Taiwan was the worst performing market in the third quarter, bogged down by political issues relating to the anti-corruption drive launched by the DPP government. A number of bankruptcies emerged from this clean up process and bank loans that were done on non-economic terms were recalled. Domestic investor confidence has ebbed and government intervention to prop up the stock market is having little effect. With the domestic credit system strained, access to finance is becoming a major problem for corporate Taiwan. The retail response to the recent Chungwa Telecom deal was very poor. We are seeing a spate of foreign fund raising from Taiwan companies even at the current prices. Earnings revisions for Taiwan companies are on a downward trend and technology stocks have been marked down considerably from their highs by investors worried about declining personal computer sales and the end of the semiconductor cycle. We believe that the semiconductor cycle is witnessing a mid-cycle correction and is likely to show good growth for another two years. We continue to have a positive stance on semiconductor foundry stocks in Taiwan.

Hong Kong has been one of the best performing Asian markets this year. A strong China macroeconomic story and renewed attention on banking and property sectors as investors withdrew from TMT (technology, media and telecommunication) sectors, gave positive momentum to the market. The improving outlook for U.S. interest rates and a significant under-ownership of traditional economy stocks resulted in the significant outperformance of property and bank stocks in the last quarter. As most
Hong Kong banks over-provisioned in tougher times, we saw a steep decline in provisioning charges and strong profit growth in the first half of the year. Loan growth has been picking up, albeit slowly as banks focus on consumer lending. Retail sentiment on property has improved as the government stepped back from supplying units in the mass residential market via the home ownership scheme. The upcoming "new economy" sectors in Hong Kong which were rising high early this year have deflated considerably, led by Pacific Century Cyberworks, which has halved since the merger with Hong Kong Telecom. Although Hong Kong serves as a good defensive market during times of melt-down in global technology stocks, we are still cautious given the recent outperformance and the fact that the economy has clearly lost some momentum recently, notably in exports and consumption. Growth should return to normal over the next six to twelve months, after the phenomenal cyclical rebound seen in the first half of this year.

As for the Southeast Asian markets, Thailand, Indonesia and the Philippines in aggregate no longer have the critical mass to matter in a pan-Asian context; only the Singapore market remains in the focus of investors. We increased weightings in Singapore in the last quarter as the country stands out for its commitment to systematic restructuring. The Singapore government seems committed to reducing stakes in major government-linked corporations. Recently released economic data showed no slowdown from higher base effects. Non-oil domestic exports and domestic consumption continued to show robust growth numbers. The year-on-year loan growth number picked up as well. Although we have been adding Singapore banks incrementally, we will not aggressively overweight banks until they show a clear direction in the usage of surplus capital. The preference of Singapore banks to keep waiting for the right acquisition opportunities rather than return capital to shareholders could cause a delay in achieving their medium-term return on equity targets. In the technology sector, we reduced weightings in Natsteel Electronics and added to Chartered Semiconductor given recent price corrections. In Malaysia, we continued to stay underweight the market as we are still concerned with corporate governance issues and declining liquidity as trade surpluses start to slow down.

We expect to continue to retain a large overweight in the information technology and semiconductor stocks. After recent massive corrections, Asian technology and telecommunication stocks are much cheaper on a relative basis compared to their global counterparts. Despite this, they have been unable to de-couple from global trends that have caused the big corrections in expensive NASDAQ stocks. As for the outlook for the Asian markets, we believe that the best of macroeconomic releases are behind us as GDP growth for Asia peaked in the first quarter of this year. We expect growth rates to decelerate in the second half of 2000 and into 2001, due to higher base effects and slower external demand. Net exports for the Asian region should continue to stay strong, albeit with declining impact as the main engine of growth. Improving domestic demand will be crucial in determining future growth prospects.

JAPAN

The Japanese equity market, together with global equity markets, faced a challenging environment during this review period. First, domestic retail investors had ballooned their purchases for "new economy" equities and long margin positions rose to over $50 billion at the peak of the market in March 2000. As these stocks fell sharply, such investors became forced sellers in a declining market. In addition, further accelerating the delta of the decline were foreign investors together with Japanese institutions that unloaded their "cross-holdings" into the September half-year book closing. Domestic banks were particularly aggressive with their sales after the Bank of Japan terminated the "0%" interest rate policy. Although we forecasted a modest rise in interest rates during the third quarter, we had not considered the negative impact it would have on institutional stock sales.

Secondly, this period can be characterized as one of "Macro Vice, Micro Virtue." Although the first quarter GDP (at 10% annualized) and second quarter GDP (at 4.2% annualized) were ahead of consensus expectations, the carefully watched improvement in consumer spending was not evidenced by published economic data, which could be attributed to data quality problems. Corporate profit growth, on the other hand, showed remarkable gains. For example, non-financial companies during the April-June period reported an aggregate 3% top line growth while profits jumped 39% - a clear indication to us that the efforts of restructuring are bearing abundant fruit.

In addition, many observers of Japan expected a more favorable flow into equities when the huge redemption of 10-year postal deposits began to mature, commencing in early 2000. These colossal maturing deposits are estimated to total almost 20% of Japan's annual GDP over an 18-month redemption period. Despite related optimism, the retail investor, faced with highly volatile markets and political uncertainty with the early demise of Prime Minister Obu-chi, reinvested capital gains and proceeds back into postal savings or bank deposits. We believe that economic activity, which is rapidly improving, and stock market sentiment, which declined sharply, have become excessively polarized over the last several months. The equity market has entered a transition and adjustment period after the 50% gain in 1999 while marred by uncertain global economic prospects that Greenspan will prevail and growth will slow.

During the September G7 meeting, the escalation of oil prices and decline of the Euro were paramount in their discussions with the likely consensus that the worst is over. In addition, the peak in the maturity of Postal Savings in the coming months will likely result in the migration to more securities investments than in the previous months, while Japanese pension funds are also expected to increase their allocation to domestic equities.

Corporate Japan will increase information technology (IT) spending as a percentage of capital expenditures during the coming year with $100 billion of free cash flow now being generated by leading companies providing fuel for these investments. Japan's economic cycle is at a polar opposite of that of the U.S.; we believe IT spending and productivity improvements for corporate Japan will be noteworthy. Importantly, this will contribute to further increasing profits for related beneficiaries in Japanese enterprises, many of which we have selected for inclusion in core holdings in the portfolio. Longer term, just as Japan dominated televisions and VCR's in the 1970's and 80's, many of these world class technology companies will likely dominate the manufacturing of "digital" products, globally. This is a powerful recipe for sustainable earnings growth for a select group of Japanese stocks.

When consumers regain confidence of sustainable economic recovery, a virtuous cycle will reemerge and the current stock market levels, we believe, will converge with the improvement in economic activity. We have conviction that investors, both domestic and foreign, are now too pessimistic on the dramatically improving earnings recovery. In the coming months we believe local merger and acquisition activity and a move to mark-to-market accounting by March 2001 will become catalysts for the re-evaluation of Japanese equities, on a reasonably sustainable basis. In an expensive world "priced for perfection" Japan's dominant companies are reporting earnings surprises in a market priced for disaster.

During the third quarter we have made no major changes to the portfolio. Companies in our holdings such as Kyo-cera, NEC and Toshiba have revised earnings upward and we believe the next several months will be followed by similar announcements by other major companies. With the negative supply of equities now largely over and the bankruptcy of Sogo a memory, we believe the Fund is well positioned to take advantage of potential earnings surprises.

On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the nine month period ended September 30, 2000, the Fund repurchased 4,568,000 shares or 7.34% of its Common Stock at an average price per share of $10.26, excluding $228,000 in commissions paid, and an average discount of 26.32% from net asset value per share. For the year ended December 31, 1999, the Fund repurchased 5,040,600 shares or 7.49% of it's Common Stock at an average price per share of $8.23, excluding $252,000 in commissions paid, and an average discount of 15.81% from net asset value per share. Since the inception of the program, the Fund has repurchased 13,988,534 shares or 19.52% of its Common Stock at an average price per share of $8.38, excluding $663,000 in commissions paid, and an average discount of 20.60% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Sincerely,


/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

October 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.


--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION
FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE at www.msdw.com/im.

Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.
Investment Summary as of September 30, 2000 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

HISTORICAL                                                               TOTAL RETURN (%)
INFORMATION                                  ------------------------------------------------------------------------
                                                 MARKET VALUE (1)       NET ASSET VALUE (2)           INDEX (3)
                                             ----------------------   ----------------------   ---------------------

                                                            AVERAGE                  AVERAGE                  AVERAGE
                                             CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                                             ----------     -------   ----------     -------   ----------     -------
                    YEAR TO DATE             -19.85%           --     -15.19%           --     -19.72%           --
                    ONE YEAR                  -3.80         -3.80%      5.49          5.49%     -6.15         -6.15%
                    FIVE YEAR                 -0.75         -0.15      11.57          2.21     -13.45         -2.85
                    SINCE INCEPTION*         -20.28         -3.61       8.96          1.40     -17.99         -3.17

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                     [GRAPH]

                                           YEAR ENDED DECEMBER 31,                                                NINE MONTHS
                                                                                                                     ENDED
                                                                                                                  SEPTEMBER 30,
                                   1994*         1995          1996          1997          1998        1999           2000
                                  ------        ------        ------        ------        ------      ------        ---------
Net Asset Value Per Share ....     $ 13.20       $ 14.34       $ 11.95       $  8.77      $  8.73      $ 15.26       $ 12.90
Market Value Per Share .......     $ 12.25       $ 13.33       $  9.75       $  7.44      $  7.00      $ 11.81       $  9.44
Premium/(Discount) ...........        -7.2%         -7.0%        -18.4%        -15.2%       -19.8%       -22.6%        -26.8%
Income Dividends  ............     $  0.04       $  0.05       $  0.61       $  0.02      $  0.01      $  0.04       $  0.03
Capital Gains Distributions ..     $  0.01       $  0.02            --            --           --           --            --
Fund Total Return (2).........       -5.94%         9.24%        -2.87%+      -26.36%       -0.34%       75.39%       -15.19%
Index Total Return (3)........       -5.24%         2.88%        -3.63%       -29.55%       -0.30%       54.79%       -19.72%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stok and the net asset value per share of the Fund.
(3) The benchmark for investment performance is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan and All-Country Asia-Pacific Free ex-Japan with each index weighted equally.
 *   The Fund commenced operations on August 2, 1994.
 + This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.
Portfolio Summary as of September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]

Equity Securities                  (97.3%)
Short-Term Investments              (2.7%)

--------------------------------------------------------------------------------
INDUSTRIES

[PIE CHART]

Banks                                       (5.6%)
Chemicals                                   (4.0%)
Computer & Peripherals                      (7.2%)
Diversified Financial                       (5.2%)
Electronic Equipment & Instruments          (6.9%)
Houshold Durables                           (6.6%)
Machinery                                   (6.0%)
Other*                                     (42.9%)
Pharmaceuticals                             (3.9%)
Semiconductor Equipment & Products          (8.0%)
Wireless Telecommunication Services         (3.7%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[PIE CHART]

Australia                           (7.0%)
China / Hong Kong                  (12.3%)
India                               (5.4%)
Japan                              (49.8%)
Malaysia                            (2.2%)
New Zealand                         (0.2%)
Other                               (4.4%)
Singapore                           (4.8%)
South Korea                         (6.3%)
Taiwan                              (6.8%)
Thailand                            (0.8%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS**

                                                     PERCENT OF
                                                     NET ASSETS
                                                     ----------
   1. Hutchison Whampoa Ltd. (China / Hong Kong)      3.0%
   2. Samsung Electronics Co. (South Korea)           2.0
   3. Nintendo Co., Ltd. (Japan)                      2.0
   4. Sony Corp. (Japan)                              1.9
   5. Ricoh Co., Ltd. (Japan)                         1.6
   6. Matsushita Electric Industrial Co. (Japan)      1.6
   7. NEC Corp. (Japan)                               1.6
   8. News Corp., Ltd. (Australia)                    1.6
   9. Canon, Inc. (Japan)                             1.6
  10. Taiwan Semiconductor Manufacturing
      Co., Ltd. (Taiwan)                              1.6
                                                     -----
                                                     18.5%
                                                     -----
                                                     -----

  * Other includes industries/countries not shown separately and other assets and liabilities.
  **  Excludes short-term investments.

INVESTMENTS (UNAUDITED)
-----------

SEPTEMBER 30, 2000

                                                                    VALUE
                                             SHARES                 (000)
--------------------------------------------------------------------------
COMMON STOCKS (95.7%)
(Unless otherwise noted)
--------------------------------------------------------------------------
AUSTRALIA (7.0%)
AIRLINES
  Qantas Airlines Ltd.                      913,700          U.S.$   1,761
BANKS                                                        -------------
  Commonwealth Bank of
    Australia                               134,350                  2,009
    National Australia Bank Ltd.            293,450                  4,055
    Westpac Banking Corp., Ltd.             391,950                  2,707
                                                             -------------
                                                                     8,771
                                                             -------------
BEVERAGES
  Foster's Brewing Group Ltd.               889,800                  2,073
                                                             -------------
DIVERSIFIED TELECOMMUNICATION SERVICES

  Davnet Ltd.                             1,006,700                    589
  Macquarie Corporate
   Telecommunications Holdings
   Ltd.                                     533,300                    534
  Telstra Corp., Ltd.                       776,450                  2,541
  Telstra Corp., Ltd.
   (Installment Receipts)                   663,000                  1,085
                                                             -------------
                                                                     4,749
                                                             -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  ERG Ltd.                                  348,460                  1,671
                                                             -------------
HEALTH CARE PROVIDERS & SERVICES
  Sonic Healthcare Ltd.                     237,150                    947
                                                             -------------
INDUSTRIAL CONGLOMERATES
  Brambles Industries Ltd.                   75,000                  1,961
                                                             -------------
INTERNET SOFTWARE & SERVICES
  Securenet Ltd.                            220,500                  1,100
                                                             -------------
MEDIA
  News Corp., Ltd.                          841,800                 11,857
                                                             -------------
METALS & MINING
  Broken Hill Proprietary Co., Ltd.         631,300                  6,549
  Normandy Mining Ltd.                    2,451,600                  1,324
  Rio Tinto Ltd.                            356,800                  4,784
                                                             -------------
                                                                    12,657
                                                             -------------
PHARMACEUTICALS
  CSL Ltd.                                  115,450                  2,170
                                                             -------------
REAL ESTATE
  Lend Lease Corp., Ltd.                    192,350                  2,167
                                                             -------------
SOFTWARE
  Solution 6 Holdings Ltd.                  261,450                    306
                                                             -------------
                                                                    52,190
                                                             -------------
--------------------------------------------------------------------------
CHINA / HONG KONG (12.3%)

AIRLINES
  Cathay Pacific Airways                  1,459,000                  2,676
                                                             -------------
BANKS
  Dao Heng Bank Group Ltd.                  207,000                  1,025
  Hang Seng Bank Ltd.                       222,600                  2,398
                                                             -------------
                                                                     3,423
                                                             -------------
COMMERCIAL SERVICES & SUPPLIES
  Cosco Pacific Ltd.                      1,472,000                  1,114
                                                             -------------
COMPUTERS & PERIPHERALS
  Legend Holdings Ltd.                    2,238,000                  2,124
                                                             -------------
DIVERSIFIED FINANCIALS
  Hutchison Whampoa Ltd.                  1,700,950                 22,580
  Swire Pacific Ltd. 'A'                    728,600                  4,542
                                                             -------------
                                                                    27,122
                                                             -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Pacific Century CyberWorks Ltd.         1,517,638                  1,713
                                                             -------------
ELECTRICAL EQUIPMENT
  Johnson Electric Holdings Ltd.          1,040,000                  2,234
                                                             -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  Great Wall Technology Co., Ltd.         2,513,000                    927
                                                             -------------
GAS UTILITIES
  Hong Kong & China Gas Co., Ltd.         1,923,500                  2,405
                                                             -------------
HOUSEHOLD DURABLES
  TCL International Holdings Ltd.         1,918,000                    406
                                                             -------------
INDUSTRIAL CONGLOMERATES
  China Merchants Holdings
    International Co., Ltd.               1,302,000                    994
    Citic Pacific Ltd.                      300,000                  1,293
                                                             -------------
                                                                     2,287
                                                             -------------
INTERNET SOFTWARE & SERVICES
  chinadotcom corp.                          41,200                    545
  Timeless Software Ltd.                  2,524,000                    453
                                                             -------------
                                                                       998
                                                             -------------
MEDIA
  Asia Satellite Telecom Holdings           596,000                  1,452
  Television Broadcasts Ltd.                376,000                  2,257
                                                             -------------
                                                                     3,709
                                                             -------------
OIL & GAS
  PetroChina Co., Ltd.                    6,782,000                  1,383
                                                             -------------
REAL ESTATE
  Cheung Kong (Holdings) Ltd.               658,000                  7,954
  Henderson Land Development Co., Ltd.      143,000                    737
  Hong Kong Land Holdings Ltd.              562,000                  1,034
  Sun Hung Kai Properties Ltd.              888,000                  8,371
                                                             -------------
                                                                    18,096
                                                             -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
  ASM Pacific Technology Ltd.               344,000                    783
                                                             -------------
TEXTILES & APPAREL
  Li & Fung Ltd.                          2,200,000                  4,642
                                                             -------------
WIRELESS TELECOMMUNICATION SERVICES
  China Mobile (Hong Kong) Ltd.           1,692,000                 11,231
  China Unicom Ltd.                       1,752,000                  3,921
  SmarTone Telecommunications Holdings Ltd. 188,000                    295
                                                             -------------
                                                                    15,447
                                                             -------------
                                                                    91,489
                                                             -------------
--------------------------------------------------------------------------
INDIA (5.4%) AUTOMOBILES
  Hero Honda Motors Ltd.                     66,008                  1,189
                                                             -------------
BANKS
  State Bank of India Ltd.                      112                     -- @
                                                             -------------

                                                                    VALUE
                                             SHARES                 (000)
-----------------------------------------------------------------------------
INDIA (CONTINUED)
CHEMICALS
  Grasim Industries Ltd.                    150,000          U.S.$     698
  Reliance Industries Ltd.                  170,000                  1,267
                                                             -------------
                                                                     1,965
                                                             -------------
COMMERCIAL SERVICES & SUPPLIES
  Aptech Ltd.                               164,800                  1,641
                                                             -------------
COMPUTERS & PERIPHERALS
  Digital Equipment (India) Ltd.            108,322                  1,136
                                                             -------------
CONSTRUCTION MATERIALS
  Associated Cement Cos., Ltd.                  110                     -- @
  Gujarat Ambuja Cements Ltd.               255,000                    861
                                                             -------------
                                                                       861
                                                             -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Mahanagar Telephone Nigam Ltd.            468,127                  1,117
  Videsh Sanchar Nigam Ltd.                  75,810                  1,205
                                                             -------------
                                                                     2,322
                                                             -------------
ELECTRICAL EQUIPMENT
  Bharat Heavy Electricals Ltd.             450,200                  1,018
  Sterlite Industries (India) Ltd.          236,750                    880
  Sterlite Optical Technologies Ltd.        236,750                  4,271
                                                             -------------
                                                                     6,169
                                                             -------------
 GAS UTILITIES
  Gas Authority of India Ltd. GDR           115,000                    650
                                                             -------------
 INVESTMENT COMPANIES
(b)Morgan Stanley Growth Fund            17,158,100                  4,067
                                                             -------------
 IT CONSULTING & SERVICES
  HCL Technologies Ltd.                      30,835                    773
  Infosys Technologies Ltd.                  60,650                  9,687
  NIIT Ltd.                                  79,200                  2,455
  Ramco Systems Ltd.                         23,400                    672
  SSI Ltd. GDR                              105,000                    609
                                                             -------------
                                                                    14,196
                                                             -------------
 MACHINERY
  Escorts Ltd.                              180,000                    326
                                                             -------------
 METALS & MINING
  Tata Iron & Steel Co., Ltd.                 1,949                      4
                                                             -------------
 PHARMACEUTICALS
  Dr. Reddy's Laboratories Ltd.              28,000                    765
  Ranbaxy Laboratories Ltd.                  68,000                    942
                                                             -------------
                                                                     1,707
                                                             -------------
 ROAD & RAIL
  Container Corp. of India Ltd.             268,900                    702
                                                             -------------
 SOFTWARE
  Mastek Ltd.                                 1,800                     97
  PSI Data Systems Ltd.                      31,785                    402
  SSI Ltd.                                   26,000                  1,357
  Tata Infotech Ltd.                             25                     -- @
                                                             -------------
                                                                     1,856
                                                             -------------
 TEXTILES & APPAREL
  Shopper Stop                              324,100                  1,128
                                                             -------------
 TOBACCO
  ITC Ltd.                                   14,900                    232
                                                             -------------
                                                                    40,151
                                                             -------------
--------------------------------------------------------------------------
 INDONESIA (0.1%)
 TOBACCO
  Gudang Garam Tbk                          472,000          U.S.$     565
--------------------------------------------------------------------------
 JAPAN (49.8%)
 AUTO COMPONENTS
  Nifco, Inc.                               375,000                  4,314
                                                             -------------
 AUTOMOBILES
   Nissan Motor Co.                       1,160,000                  6,668
   Suzuki Motor Corp.                       430,000                  4,477
   Toyota Motor Corp.                       195,000                  7,719
                                                             -------------
                                                                    18,864
                                                             -------------
 BANKS
   The Bank of Tokyo-Mitsubishi, Ltd.        85,000                  1,006
                                                             -------------
 BUILDING PRODUCTS
   Sanwa Shutter Corp., Ltd.                642,000                  1,756
                                                             -------------
 CHEMICAL
   Daicel Chemical Industries Ltd.        1,220,000                  3,393
   Denki Kagaku Kogyo Kabushiki Kaisha      500,000                  1,817
   Kaneka Corp.                             829,000                  8,785
   Lintec Corp.                             403,000                  3,785
   Mitsubishi Chemical Corp.              1,070,000                  3,720
   Shin-Etsu Polymer Co., Ltd.              587,000                  4,043
                                                             -------------
                                                                    25,543
                                                             -------------
 COMMERCIAL SERVICES & SUPPLIES
   Dai Nippon Printing Co., Ltd.            413,000                  6,145
   Nissha Printing Co., Ltd.                105,000                    608
                                                             -------------
                                                                     6,753
                                                             -------------
 COMPUTERS & PERIPHERALS
   Fujitsu Ltd.                             475,000                 11,053
   Mitsumi Electric Co., Ltd.               246,000                  9,715
   NEC Corp.                                524,000                 11,926
   Toshiba Corp.                          1,346,000                 10,869
                                                             -------------
                                                                    43,563
                                                             -------------
 CONSTRUCTION & ENGINEERING
   Kurita Water Industries Ltd.             295,000                  5,456
                                                             -------------
 DISTRIBUTORS
   Nissei Sangyo Co., Ltd.                  165,000                  2,157
                                                             -------------
 DIVERSIFIED FINANCIALS
   Hitachi Credit Corp.                     378,400                 10,349
                                                             -------------
 DIVERSIFIED TELECOMMUNICATION SERVICES
   Nippon Telephone &
   Telegraph Corp.                              932                  9,159
                                                             -------------
 ELECTRIC UTILITIES
   Tokyo Electric Power Co., Inc.           162,000                  3,822
                                                             -------------
  ELECTRICAL EQUIPMENT
   Furakawa Electric Co., Ltd.              213,000                  5,894
   Kyudenko Co.                             330,000                  1,264
                                                             -------------
                                                                     7,158
                                                             -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
   Hitachi Ltd.                             955,000                 11,102
   Kyocera Corp.                             70,000                 10,708
--------------------------------------------------------------------------

                                                                    VALUE
                                             SHARES                 (000)
--------------------------------------------------------------------------
 JAPAN (CONTINUED)
 ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
   Ryosan Co., Ltd.                         173,000           U.S.$  3,368
   TDK Corp.                                 86,000                 10,923
                                                             -------------
                                                                    36,101
                                                             -------------
 FOOD & DRUG RETAILING
   FamilyMart Co., Ltd.                     142,200                  3,672
                                                             -------------
 FOOD PRODUCTS
   House Foods Corp.                        147,000                  2,022
   Nippon Meat Packers, Inc.                258,000                  3,545
                                                             -------------
                                                                     5,567
                                                             -------------
 HOUSEHOLD DURABLES
   Aiwa Co., Ltd.                           169,800                  1,697
   Casio Computer Co., Ltd.                 552,000                  6,448
   Matsushita Electric Industrial Co.       456,000                 11,964
   Rinnai Corp.                             170,700                  3,727
   Sangetsu Co., Ltd.                       127,000                  1,839
   Sekisui Chemical Co., Ltd.             1,043,000                  3,423
   Sekisui House Ltd.                       575,000                  5,571
   Sony Corp.                               137,000                 13,920
                                                             -------------
                                                                    48,589
                                                             -------------
 LEISURE EQUIPMENT & PRODUCTS
   Fuji Photo Film Co., Ltd.                284,000                  9,531
   Nintendo Co., Ltd.                        79,400                 14,523
   Yamaha Corp.                             432,000                  3,633
                                                             -------------
                                                                    27,687
                                                             -------------
 MACHINERY
   Amada Co., Ltd.                          667,000                  5,534
   Daifuku Co., Ltd.                        581,000                  5,726
   Daikin Industries Ltd.                   475,000                  9,182
   Fuji Machine Manufacturing Co., Ltd.     184,500                  6,585
   Fujitec Co., Ltd.                        400,000                  3,208
   Minebea Co., Ltd.                        500,000                  5,864
   Mitsubishi Heavy Industries Ltd.       1,250,000                  4,960
   Tsubakimoto Chain Co.                    832,000                  3,070
                                                             -------------
                                                                    44,129
                                                             -------------
 MARINE
   Mitsubishi Logistics Corp.               260,000                  2,181
                                                             -------------
 OFFICE ELECTRONICS
   Canon, Inc.                              264,000                 11,724
   Ricoh Co., Ltd.                          660,000                 12,023
                                                             -------------
                                                                    23,747
                                                             -------------
 PHARMACEUTICALS
   Ono Pharmaceutical Co., Ltd.             209,000                  8,604
   Sankyo Co., Ltd.                         341,000                  7,604
   Yamanouchi Pharmaceutical Co., Ltd.      190,000                  9,161
                                                             -------------
                                                                    25,369
                                                             -------------
 REAL ESTATE
   Keihanshin Real Estate Co., Ltd.         164,000                    490
   Mitsubishi Estate Co., Ltd.              392,000                  4,092
                                                             -------------
                                                                     4,582
                                                             -------------
--------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS
   Rohm Co., Ltd.                            29,000          U.S.$   7,961
                                                             -------------
 TRADING COMPANIES & DISTRIBUTORS
   Nagase & Co., Ltd.                       150,000                    793
                                                             -------------
                                                                   370,278
                                                             -------------
--------------------------------------------------------------------------
 MALAYSIA (2.2%)
 BANKS
   Commerce Asset Holding Bhd               351,000                    827
   Malayan Banking Bhd                      797,000                  3,062
   Public Bank Bhd                          827,000                    614
                                                             -------------
                                                                     4,503
                                                             -------------
 BEVERAGES
   Carlsberg Brewery (Malaysia) Bhd         521,000                  1,563
                                                             -------------
 DIVERSIFIED TELECOMMUNICATION SERVICES
   Telekom Malaysia Bhd                     654,000                  1,721
                                                             -------------
 ELECTRIC UTILITIES
   Tenaga Nasional Bhd                      449,000                  1,335
                                                             -------------
 HOTELS RESTAURANTS & LEISURE
   Resorts World Bhd                        476,000                    770
   Tanjong plc                              570,000                  1,178
                                                             -------------
                                                                     1,948
                                                             -------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS
   Malaysian Pacific Industries Bhd         199,000                  1,322
                                                             -------------
 TOBACCO
   British American Tobacco
   (Malaysia) Bhd                           223,000                  2,098
                                                             -------------
 WIRELESS TELECOMMUNICATION SERVICES
   Digi.com Bhd                             957,000                  1,713
                                                             -------------
                                                                    16,203
                                                             -------------
--------------------------------------------------------------------------
 NEW ZEALAND (0.2%)
 DIVERSIFIED TELECOMMUNICATION SERVICES
   Telecom Corp. of New Zealand Ltd.        671,100                  1,674
                                                             -------------
--------------------------------------------------------------------------
 SINGAPORE (4.8%) AEROSPACE & DEFENSE
   SIA Engineering Co., Ltd.                671,000                    579
                                                             -------------
 AIRLINES
   Singapore Airlines Ltd.                  448,000                  4,250
                                                             -------------
 BANKS
   DBS Group Holdings Ltd.                  602,979                  6,657
   Oversea-Chinese Banking Corp., Ltd.      461,700                  2,920
   Overseas Union Bank Ltd.                 356,210                  1,659
   United Overseas Bank Ltd.                218,000                  1,567
                                                             -------------
                                                                    12,803
                                                             -------------
 COMPUTERS & PERIPHERALS
   Natsteel Electronics Ltd.                494,000                  1,278
                                                             -------------
 DIVERSIFIED FINANCIALS
   Keppel Corp., Ltd.                       572,000                  1,164
                                                             -------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS
   Omni Industries Ltd.                     827,000                  1,308
   Venture Manufacturing
     (Singapore) Ltd.                       279,000                  2,695
                                                             -------------
                                                                     4,003
                                                             -------------
--------------------------------------------------------------------------

                                                                    VALUE
                                             SHARES                 (000)
--------------------------------------------------------------------------
 SINGAPORE (CONTINUED)
 INSURANCE
   Pacific Century Regional
   Developments Ltd.                         57,000              U.S.$ 570
                                                             -------------
 MARINE
   Neptune Orient Lines Ltd.                688,000                    617
   Sembcorp Logistics Ltd.                  383,200                  2,358
                                                             -------------
                                                                     2,975
                                                             -------------
 MEDIA
   Singapore Press Holdings Ltd.            184,600                  2,770
                                                             -------------
 REAL ESTATE
   City Developments Ltd.                   297,000                  1,452
  DBS Land Ltd.                             645,000                    987
                                                             -------------
                                                                     2,439
                                                             -------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS
   Chartered Semiconductor
   Manufacturing Ltd.                       330,000                  2,106
   ST Assembly Test Services Ltd.           300,000                    590
                                                             -------------
                                                                     2,696
                                                             -------------
                                                                    35,527
                                                             -------------
--------------------------------------------------------------------------
 SOUTH KOREA (6.3%) AUTOMOBILES
   Hyundai Motor Co., Ltd.                   48,210                    627
                                                             -------------
 BANKS
   Hanvit Bank                              536,130                    786
   Hanvit Bank GDR                           22,100                     62
   H&CB                                     101,236                  2,397
   H&CB GDR                                   8,112                    192
   Kookmin Bank                             136,341                  1,626
   Shinhan Bank                             200,630                  2,249
                                                             -------------
                                                                     7,312
                                                             -------------
 COMMUNICATIONS EQUIPMENT
   Telson Electronics Co., Ltd.              93,040                    527
                                                             -------------
 DIVERSIFIED TELECOMMUNICATION SERVICES
   Korea Telecom Corp.                        3,020                    181
   Korea Telecom Corp. ADR                   65,000                  2,186
                                                             -------------
                                                                     2,367
                                                             -------------
 ELECTRIC UTILITIES
   Korea Electric Power Corp.                39,320                  1,026
   Korea Electric Power Corp. ADR           148,600                  1,941
                                                             -------------
                                                                     2,967
                                                             -------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS
   Communication Network
   Interface, Inc.                           71,220                    195
   Humax Co., Ltd.                           90,740                    976
   Samsung Electro Mechanics Co., Ltd.       32,461                  1,097
                                                             -------------
                                                                     2,268
                                                             -------------
 FOOD PRODUCTS
   Tongyang Confectionery Corp.              30,470                    814
                                                             -------------
 INTERNET & CATALOG RETAIL
   LG Home Shopping, Inc.                    12,030                    958
                                                             -------------
 MEDIA
   Cheil Communications, Inc.                16,650                  1,403
--------------------------------------------------------------------------
 MEDIA (CONTINUED)
   CJ39 Shopping Corp.                       16,800            U.S.$   535
                                                             -------------
                                                                     1,938
                                                             -------------
 METALS & MINING
   Pohang Iron & Steel Co., Ltd. ADR         67,900                  1,265
                                                             -------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS
   Hyundai Electronics Industries Co.       174,217                  2,492
   Samsung Electronics Co.                   75,797                 13,730
   Samsung Electronics Co. (Preferred)       12,200                  1,002
                                                             -------------
                                                                    17,224
                                                             -------------
 WIRELESS TELECOMMUNICATION SERVICES
   Korea Telecom Freetel                     14,900                    652
   SK Telecom Co., Ltd.                       6,240                  1,522
   SK Telecom Co., Ltd. ADR                 242,800                  6,222
                                                             -------------
                                                                     8,396
                                                             -------------
                                                                    46,663
                                                             -------------
--------------------------------------------------------------------------
 TAIWAN (6.8%) BANKS
   Chinatrust Commercial Bank             1,460,480                  1,096
   Taishin International Bank             1,989,520                  1,207
   United World Chinese Commercial Bank     532,440                    340
                                                             -------------
                                                                     2,643
                                                             -------------
 CHEMICALS
   Nan Ya Plastic Corp.                   1,627,419                  2,286
                                                             -------------
 COMMUNICATIONS EQUIPMENT
   Zinwell Corp.                            164,000                    696
                                                             -------------
 COMPUTERS & PERIPHERALS
   Acer Communications &
   Multimedia, Inc.                         395,352                    783
   Advantech Co., Ltd.                      206,300                  1,139
   Asustek Computer, Inc.                   487,040                  2,581
   Compal Electronics, Inc.                 552,763                    865
   Ritek Corp.                               74,750                    247
                                                             -------------
                                                                     5,615
                                                             -------------
 ELECTRICAL EQUIPMENT
   Delta Electronics, Inc.                  521,250                  1,856
                                                             -------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS
   Ambit Microsystems Corp.                 125,378                    885
   Hon Hai Precision Industry Co., Ltd.     557,860                  3,669
   Yageo Corp.                            1,133,000                    901
                                                             -------------
                                                                     5,455
                                                             -------------
 FOOD & DRUG RETAILING
   President Chain Store Corp.              401,632                  1,269
                                                             -------------
 FOOD PRODUCTS
   Uni-President Enterprises Co.          1,073,000                    757
                                                             -------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS
   Advanced Semiconductor
   Engineering, Inc.                        802,355                  1,104
   ASE Test Ltd.                             44,500                    935
   Macronix International Co., Ltd.         624,760                    995
   ProMos Technologies, Inc.                384,053                    564
--------------------------------------------------------------------------


                                                                    VALUE
                                             SHARES                 (000)
--------------------------------------------------------------------------
 TAIWAN (CONTINUED)
 SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
   Realtek Semiconductor Corp.              120,000             U.S.$  571
   Siliconware Precision
     Industries Co.                       1,041,640                  1,044
   Siliconware Precision
     Industries Co. ADR                     166,212                    821
   Taiwan Semiconductor
     Manufacturing Co., Ltd.              3,510,120                 11,655
   United Microelectronics Corp.          4,204,400                  8,994
   Via Technologies, Inc.                    64,500                    682
   Winbond Electronics Corp.              1,209,560                  1,827
                                                             -------------
                                                                    29,192
                                                             -------------
 TEXTILES & APPAREL
   Far Eastern Textile Ltd.               1,163,724                  1,245
   Far Eastern Textile Ltd. GDR               7,941                     85
                                                             -------------
                                                                     1,330
                                                             -------------
                                                                    51,099
                                                             -------------
--------------------------------------------------------------------------
 THAILAND (0.8%)
 BANKS
   Thai Farmers Bank PCL (Foreign)        1,611,600                    822
                                                             -------------
 CONSTRUCTION MATERIALS
   Siam City Cement PCL (Foreign)           251,933                    598
                                                             -------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS
   Delta Electronics PCL (Foreign)          201,316                  1,099
                                                             -------------
 MEDIA
   BEC World PCL (Foreign)                  143,500                    729
                                                             -------------
 REAL ESTATE
   Golden Land Property Development
   PCL (Foreign)                          2,849,000                    304
                                                             -------------
 WIRELESS TELECOMMUNICATION SERVICES
   Advanced Information Service
   PCL (Foreign)                            159,000                  1,343
   Total Access Communication PCL           235,000                    790
                                                             -------------
                                                                     2,133
                                                             -------------
                                                                     5,685
                                                             -------------
--------------------------------------------------------------------------
 TOTAL COMMON STOCKS
   (Cost U.S.$646,528)                                             711,524
                                                             -------------
--------------------------------------------------------------------------
                                          NO. OF
                                          WARRANTS
 WARRANTS (0.0%)
 THAILAND (0.0%)
 BANKS
   Siam Commercial Bank PCL, expiring 5/10/02
   (Cost U.S.$136)                        1,727,300                   123
                                                             -------------
--------------------------------------------------------------------------

                                                FACE
                                                AMOUNT      VALUE
                                                (000)       (000)
--------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS (2.3%)
--------------------------------------------------------------------------
 REPURCHASE AGREEMENT
   (a)Chase Securities, Inc., 6.25% dated
   9/29/00, due 10/02/00
   (Cost U.S.$17,101)             U.S.$      17,101     U.S.$       17,101
                                                             -------------
--------------------------------------------------------------------------

 FOREIGN CURRENCY ON DEPOSIT WITH
 CUSTODIAN (0.3%)
    Australian Dollar              AUD          313                    169
    Hong Kong Dollar               HKD           60                      8
    Indian Rupee                   INR          140                      3
    Indonesian Rupiah              IRP      200,600                     23
    Japanese Yen                   JPY        2,088                     19
    Malaysian Ringgit              MYR        5,482                  1,444
    New Zealand Dollar             NZD           77                     31
    South Korean Won               KRW        1,071                      1
    Taiwan Dollar                  TWD       35,085                  1,120
                                                             -------------
--------------------------------------------------------------------------
 TOTAL FOREIGN CURRENCY
    (Cost U.S.$2,826)                                                2,818
                                                             -------------
--------------------------------------------------------------------------
 TOTAL INVESTMENTS (98.3%)
    (Cost U.S.$666,591)                                            731,566
                                                             -------------
--------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (1.7%)
    Other Assets                   U.S.$     40,209
    Liabilities                             (27,919)                12,290
                                                             -------------
--------------------------------------------------------------------------
 NET ASSETS (100%)
    Applicable to 57,665,974, issued and
    outstanding U.S.$ 0.01 par value shares
    (100,000,000 shares authorized)                          U.S.$ 743,856
                                                             -------------
--------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE                                   U.S.$   12.90
                                                             -------------

  (a) --  The repurchase agreement is fully collateralized by U.S.
          government and/or agency obligations based on market prices at the date of this schedule of investments. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

  (b)--   The fund is advised by an affiliate.
  @ --    Value is less than U.S.$500.

  ADR --  American Depositary Receipt
  GDR --  Global Depositary Receipt

--------------------------------------------------------------------------
 SEPTEMBER 30, 2000 EXCHANGE RATES:
--------------------------------------------------------------------------
          AUD Australian Dollar                 1.846 = U.S. $1.00
          HKD Hong Kong Dollar                  7.780 = U.S. $1.00
          INR Indian Rupee                     45.980 = U.S. $1.00
          IRP Indonesian Rupiah             8,755.000 = U.S. $1.00
          JPY Japanese Yen                    107.865 = U.S. $1.00
          MYR Malaysian Ringgit                 3.800 = U.S. $1.00
          NZD New Zealand Dollar                2.453 = U.S. $1.00
          KRW South Korean Won              1,115.150 = U.S. $1.00
          TWD Taiwan Dollar                    31.321 = U.S. $1.00
--------------------------------------------------------------------------


                                     11